Other information	12 Months Ended
Dec. 31, 2020
Other information [Abstract]
Other information
Note 23.- Other information

23.1 Restricted Net assets

Certain of the consolidated entities are restricted from remitting certain funds to Atlantica Sustainable Infrastructure plc. as a result of a number of regulatory, contractual or statutory requirements. These restrictions are mainly related to standard requirements to maintain debt service coverage ratios and other requirements from the financing arrangements. At December 31, 2020, the accumulated amount of the temporary restrictions for the entire restricted term of these affiliates was $324 million.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 12-04 and concluded the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2020. Therefore, separate financial statements of Atlantica Sustainable Infrastructure, plc. do not have to be presented.

23.2. United Kingdom’s exit from the European Union

On January 31, 2020, the United Kingdom (“UK”) ceased to be part of the European Union (“EU”) and entered into a transition period to, among other things, negotiate an agreement with the EU on the future terms of the UK’s relationship with the EU. On December 24, 2020, both parties announced that a trade agreement had been reached (the “Trade Agreement”), which was passed by both houses of the British parliament on December 30 and given Royal Assent on December 31, 2020, which ended the transition period.

On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. As a result, the free movement of persons, goods, services and capital between the UK and the EU ended, with the EU and the UK forming two separate markets and two distinct regulatory and legal frameworks. The Trade Agreement offers UK and EU companies preferential access to each other’s markets, ensuring imported goods will be free of tariffs and quotas; however, economic relations between the UK and the EU will now be on more restricted terms than existed previously. Moreover, the Trade Agreement does not incorporate the full scope of the services sector, and certain businesses such as banking and finance face a more uncertain future. At this time, the Company cannot predict the impact that the Trade Agreement and any future agreements between the UK and the EU will have on its business.

23.3 Subsequent events

On January 6, 2021, the Company closed its second investment through its renewable energy platform in Chile, with the acquisition of a 40 MW solar PV plant (“Chile PV 2”). This asset started commercial operation in 2017 and its revenue is partially contracted. Total equity investment for this new asset was approximately $5.0 million.

On January 7, 2021, Algonquin purchased 4,020,860 ordinary shares of the Company in a private placement in order to maintain its previous equity ownership of 44.2% in the Company. Gross proceeds were approximately $133 million.

In January 2021, the Company reached an agreement to increase its equity stake from 15% to 100% in Rioglass, a multinational manufacturer of solar components. The Company has closed the acquisition of 42.5% of the equity for $7 million. In addition, the Company has an option to acquire the remaining 42.5% in the same conditions until September 2021, and after that date the seller has an option to sell the 42.5% also in the same conditions. The Company intends to find partners that would co-invest in Rioglass.

On February 22, 2021, Abengoa S.A. (the holding company) filed for insolvency proceedings in Spain. Based on the public information filed in connection with these proceedings, such insolvency proceedings do not include other Abengoa companies, including Abenewco1, S.A., the controlling company of the subsidiaries performing the operation and maintenance services. Although the Company has contingency plans in place, including a potential change of supplier and/or internalization, in the short term it expects the operation and maintenance services being provided by Abengoa subsidiaries to continue to be provided by its current supplier. Currently, Atlantica does not expect any material impact in the accounting value of its contracted concessional assets as a result of the insolvency filing of Abengoa S.A. The insolvency filing by the individual company Abengoa S.A. represents a theoretical event of default under the Kaxu project finance agreement (Note 1).

On February 26, 2021, the Board of Directors of the Company approved a dividend of $0.42 per share, which is expected to be paid on March 22, 2021.